Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund,
each a series of Virtus Equity Trust
Supplement dated November 26, 2013 to the Summary and
Statutory Prospectuses dated July 31, 2013
Important Notice to Investors
Kayne Anderson Rudnick Investment Management, LLC, the subadviser to each of the above-named funds, recently announced upcoming organization changes. Effective January 1, 2014, Doug Foreman, currently Co-Chief Investment Officer and Director of Equities, will assume the title of Chief Investment Officer. Also effective January 1, 2014, Robert Schwarzkopf will no longer serve as Co-Chief Investment Officer or as a portfolio manager to Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund.
Accordingly, the following disclosure changes will be effective on January 1, 2014.
Virtus Quality Small-Cap Fund
The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:
➢
  Julie Kutasov, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Ms. Kutasov has served as Portfolio Manager of the fund since 2008.
➢
  Craig Stone, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Stone has served as Portfolio Manager of the fund since 2009.
Virtus Small-Cap Core Fund
The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:
➢
  Todd Beiley, CFA, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Beiley has served as Portfolio Manager of the fund since 2009.
➢
  Jon Christensen, CFA, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Christensen has served as Portfolio Manager of the fund since 2008.
Both Funds
The rows describing Virtus Quality Small-Cap Fund and Virtus Small-Cap Core Fund in the table under “Kayne Anderson Rudnick” on page 69 of the fund’s statutory prospectus will be replaced with the following:

Virtus Quality Small-Cap Fund	Julie Kutasov (since 2008) Craig Stone (since 2009)
Virtus Small-Cap Core Fund	Todd Beiley, CFA (since 2009) Jon Christensen, CFA (since 2008)
Additionally, the following information will replace the biographical information appearing under the table for Mr. Foreman and the biographical information for Mr. Schwarzkopf will be removed.

  Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Chief Investment Officer (since January 2014) (Co-Chief Investment Officer, 2013), playing a leadership role in Kayne Anderson Rudnick’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 – 2006).
Investors should retain this supplement with the
Prospectuses for future reference.
VET 8019 KayneChanges (11/2013)